UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NRG Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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. + Vote by Internet • Go to www.envisionreports.com/NRG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the NRG Energy, Inc. Annual Meeting of Stockholders to be Held on April 28, 2016 Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the proxy materials and to vote online or to request a copy of proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/NRG : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/NRG to view the materials. Step 2: Click on “Cast Your Vote” or “Request Materials”. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy of the proxy materials as instructed on the reverse side of this notice on or before April 12, 2016 to facilitate timely delivery. + 0294SD Stockholder Meeting Notice IMPORTANT ANNUAL MEETING INFORMATION

. NRG Energy, Inc.’s Annual Meeting of Stockholders will be held on April 28, 2016 at The Ritz-Carlton, Philadelphia, 10 Avenue of the Arts, Philadelphia, Pennsylvania, 19102 at 9:00 a.m. (Eastern Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of directors: 01 - E. Spencer Abraham 02 - Kirbyjon H. Caldwell 03 - Lawrence S. Coben 04 - Howard E. Cosgrove 05 - Terry G. Dallas 06 - Mauricio Gutierrez 07 - William E. Hantke 08 - Paul W. Hobby 09 - Edward R. Muller 10 - Anne C. Schaumburg 11 - Evan J. Silverstein 12 - Thomas H. Weidemeyer 13 - Walter R. Young To re-approve the performance goals under the NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan solely for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended. To approve, on an advisory basis, the compensation of the Company’s named executive officers. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2016. 2. 3. 4. The Board of Directors makes no recommendation regarding Proposal 5: 5.To vote on a stockholder proposal regarding proxy access, if properly presented at the meeting. The Board of Directors recommends a vote AGAINST Proposal 6: 6.To vote on a stockholder proposal regarding disclosure of political expenditures, if properly presented at the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the NRG Energy, Inc. 2016 Annual Meeting Directions to the NRG Energy, Inc. 2016 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/NRG. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/NRG. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials NRG Energy, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2016. g g 0294SD Stockholder Meeting Notice